Supplement Dated October 10, 2012
To The Current Prospectus For:

ING Variable Annuity
ING Marathon Plus
ING Marathon Plus (IICA)

Issued by ING Life Insurance and Annuity Company
Through Its Variable Annuity Account B and Variable Annuity Account I

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Service Center at 1-800-366-0066.

1.	Effective October 3, 2012, each of the following Portfolios’ classification changed from non-
diversified to diversified:

· ING Russell™ Large Cap Growth Index Portfolio
· ING Russell™ Large Cap Value Index Portfolio

All references in the Prospectus to the above Portfolios are changed accordingly.

2.	The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the ING Thornburg Value Portfolio, which is currently open to new investments:

	a.	Effective on the close of business November 16, 2012, the investment portfolio's name will change to the ING Growth and Income Core Portfolio.

	b.	In addition, the investment portfolio’s Investment Objective will change as follows:
Prior to November 16, 2012, the Portfolio seeks long-term capital appreciation, and secondarily, current income.

Effective on the close of business November 16, 2012, the Portfolio seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

	c.	From the close of business on November 16, 2012 through the close of business on November 30,
2012, the Portfolio will be managed by a transition manager in preparation for a subadviser change from Thornburg Investment Management, Inc. to ING Investment Management Co. LLC.
Effective on the close of business November 30, 2012, ING Investment Management Co. LLC
will begin managing the Portfolio under an interim subadvisory agreement. Subject to shareholder approval, a new permanent subadvisory agreement with ING Investment
Management Co. LLC will be effective on or about February 27, 2013.

All references in the Prospectus to ING Thornburg Value Portfolio, its investment objective and its subadviser are changed accordingly.

X.VAMAR-12	October 2012